Exhibit 1

[•] Shares

MAYVILLE ENGINEERING COMPANY, INC.

COMMON STOCK, NO PAR VALUE PER SHARE

UNDERWRITING AGREEMENT

[•], 2019

[•], 2019

ROBERT W. BAIRD & CO. INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

JEFFERIES LLC

As Representatives of the Several Underwriters

Identified in Schedule I Hereto

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

Mayville Engineering Company, Inc., a Wisconsin corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom Robert W. Baird & Co. Incorporated, Citigroup Global Markets Inc. and Jefferies LLC, as representatives (the “Representatives”), subject to the terms and conditions set forth herein, an aggregate of [•] shares (the “Firm Shares”) of the Company’s common stock, no par value per share (the “Common Stock”).

The Company also proposes to issue and sell to the Underwriters, subject to the terms and conditions set forth herein, up to an aggregate of [•] additional shares of Common Stock (the “Additional Shares”), if and to the extent that the Representatives shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Shares granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are collectively referred to herein as the “Shares.”

Robert W. Baird & Co. Incorporated (the “Directed Share Underwriter”) agrees that up to [•] shares of the Firm Shares to be purchased by it (the “Directed Shares”) shall be reserved for sale to certain eligible directors, officers and employees of the Company and to other parties related to the Company (collectively, the “Participants”) as set forth in the Prospectus (as defined below) under the caption “Underwriting” (the “Directed Share Program”), subject to the terms and conditions set forth herein, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. To the extent that Directed Shares are not orally confirmed for purchase by the Participants by the end of the first business day after the date hereof, such Directed Shares may be offered to the public by the Directed Share Underwriter as part of the public offering contemplated hereby.

In accordance with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), the Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-230840), including a prospectus, relating to the public offering and sale of the Shares (the “Offering”). The registration statement, as amended at the time it became effective, including the exhibits and documents filed as part thereof and the information contained in the prospectus filed as part thereof pursuant to Rule 424 under the Securities Act or otherwise deemed to be part thereof pursuant to Rule 430A, 430B or 430C under the Securities Act (the “Rule 430 Information”), is referred to herein as the “Registration Statement.” If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the Registration Statement shall be deemed to include such Rule 462 Registration Statement. The Company has also filed with, or transmitted for filing to, or shall promptly after the date hereof file with or transmit for filing to, the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus (in the form first used to confirm sales of the Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) that meets the requirements of Section 10(a) of the Securities Act (the “Prospectus”). The term “Preliminary Prospectus,” at any specified time, means any preliminary prospectus included in the Registration Statement (and any amendments thereto) prior to its effectiveness, filed with the Commission pursuant to Rule 424(a) under the Securities Act, and the prospectus included in the Registration Statement at the time of its effectiveness that omits the Rule 430 Information. The term Preliminary Prospectus without reference to a specified time means the Preliminary Prospectus included in the Registration Statement or deemed a part thereof pursuant to Rule 430A under the Securities Act immediately prior to the Time of Sale (as defined below). The Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the Shares as contemplated by Section 5(b) hereof.

For purposes of this Underwriting Agreement (this “Agreement”): “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “issuer free writing prospectus” has the meaning set forth in Rule 433 under the Securities Act; “Permitted Free Writing Prospectus” means each free writing prospectus, if any, identified in Schedule II hereto; “Time of Sale Prospectus” means the Preliminary Prospectus, together with each Permitted Free Writing Prospectus, if any, and the other information conveyed to purchasers of the Shares at or prior to the Time of Sale, if any, as identified in Schedule II hereto; “Time of Sale” means [•] [a.m. / p.m.], Central Time, on the date hereof; “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act; “bona fide electronic road show” has the meaning set forth in Rule 433(h)(5) under the Securities Act; “Testing-the-Waters Communication” means any oral or written communication by the Company, or any person authorized to act on behalf of the Company, with potential investors undertaken in reliance on Section 5(d) of the Securities Act; “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act; and “Permitted Testing-the-Waters Communication” means any Written Testing-the-Waters Communication specifically authorized and approved by the Company to be made by the Representatives.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters on the date hereof, at the Time of Sale, at the Closing Date (as defined in Section 3 hereof) and at each Option Closing Date (as defined in Section 2 hereof), if any, that:

(a) The Registration Statement has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission. The Company has complied with each request (if any) from the Commission for additional information.

(b) The Preliminary Prospectus filed as part of the Registration Statement or pursuant to Rule 424 under the Securities Act, when so filed, complied in all material respects with the Securities Act (including, without limitation, Rules 424, 430A and 430C thereunder, as applicable).

(c) (i) The Registration Statement, or any amendment or supplement thereto, when it became effective, at the time of the execution hereof and at the Closing Date and any Option Closing Date did not contain and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act; (iii) at no time during the period that begins on the date of the Preliminary Prospectus and ends immediately prior to the execution hereof did the Preliminary Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iv) the Preliminary Prospectus furnished to the Underwriters for delivery to prospective investors complied in all material respects with the Securities Act (including, without limitation, the requirements of Section 10 thereof); (v) the Time of Sale Prospectus does not, and at the Time of Sale, at the Closing Date and at each Option Closing Date, if any, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) no Permitted Free Writing Prospectus conflicts with the information contained in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus and was accompanied or preceded by the then-most recent Preliminary Prospectus, to the extent required by Rule 433 under the Securities Act; (vii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (viii) each Written Testing-the-Waters Communication, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ix) the Prospectus, at the date it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including, without limitation, Section 10(a) thereof) and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, the Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show, any Written Testing-the-Waters Communication or the Prospectus, or any amendments or supplements (including prospectus wrappers) to any of the foregoing, based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being agreed that the only such information furnished through the Representatives expressly for use therein are the statements contained in the fifth and twelfth through fifteenth paragraphs and the first sentence of the sixteenth paragraph under the caption “Underwriting” in the Time of Sale Prospectus and the Prospectus (collectively, the “Underwriter Information”).

(d) Prior to the execution hereof, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any prospectus in connection with the offer or sale of the Shares, in each case other than the then-most recent Preliminary Prospectus, the Permitted Free Writing Prospectuses and/or any Permitted Testing-the-Waters Communication. The Company has not, directly or indirectly, prepared, made, used, authorized, approved or referred to, and will not prepare, make, use, authorize, approve or refer to, any free writing prospectuses without the prior written consent of the Representatives, other than the Permitted Free Writing Prospectuses, any Permitted Testing-the-Waters Communication and any road shows furnished or presented to the Representatives before first use. Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance with Rule 433 under the Securities Act. Assuming that each Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 433 under the Securities Act. Each Permitted Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or that was prepared by or on behalf of or used or referred to by the Company, complies or will comply in all material respects with the requirements of the Securities Act. In the case of any bona fide electronic road shows by the Company, the Company has complied with the requirements of Rule 433(d)(8)(ii) under the Securities Act.

(e) At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer. From the time of the initial confidential submission of the Registration Statement (or, if earlier, the first date on which the Company engaged in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(f) The Company has not (i) alone engaged in any Testing-the-Waters Communication or (ii) authorized anyone other than the Representatives to engage in any Testing-the-Waters Communication. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communication. No Written Testing-the-Waters Communication, if any, as of the date hereof, conflicts with the information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(g) The Shares are approved for listing on the New York Stock Exchange (the “Exchange”), subject only to official notice of issuance. To the Company’s knowledge, there are no affiliations or associations between any member of FINRA, on the one hand, and the Company, any of its subsidiaries or any of its or their respective officers, directors or 5% or greater security holders, or any beneficial owner of its or their unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date on which the Registration Statement was initially filed with the Commission, on the other hand, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

(h) The Company has been duly incorporated, is validly existing as a corporation under the laws of the state of Wisconsin, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not (i) have a material adverse effect on the assets, business, condition (financial or otherwise), management, results of operations, earnings or prospects of the Company and its subsidiaries, taken as a whole, or (ii) prevent or materially interfere with the consummation of the transactions contemplated hereby (the occurrence of any such effect, prevention or interference described in the foregoing clauses (i) and (ii), a “Material Adverse Effect”).

(i) Each subsidiary of the Company has been duly organized, is validly existing as an entity in good standing (or its equivalent) under the laws of its jurisdiction of formation, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as disclosed in the Time of Sale Prospectus and the Prospectus, all of the issued equity securities of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, security interests, equities or claims. Other than the subsidiaries of the Company listed in Exhibit 21 to the Registration Statement, the Company, directly or indirectly, owns no capital stock or other equity, ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(j) This Agreement has been duly authorized, executed and delivered by the Company.

(k) The authorized, issued and outstanding capitalization of the Company is as set forth under the caption “Capitalization” in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options, warrants and other securities disclosed as outstanding in the Registration Statement, the Time of Sale Prospectus and the Prospectus, as the case may be, and the grant of options or other securities under existing equity-based compensation plans described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The authorized capital stock of the Company conforms and will conform as to legal matters to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) no

shares of Common Stock are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for shares of Common Stock, (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of Common Stock or any other securities of the Company and (iv) the Company has not granted to any person or entity any stock option or other equity-based award of or to purchase shares of Common Stock or any other securities of the Company pursuant to an equity-based compensation plan or otherwise.

(l) The shares of Common Stock outstanding prior to the issuance of the Shares to be sold by the Company in the Offering have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights.

(m) The Shares have been duly authorized and, when issued (in the case of the Shares to be issued and sold by the Company) and delivered against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to or in violation of any preemptive or similar rights. Upon payment of the purchase price and issuance (in the case of the Shares to be issued and sold by the Company) and delivery of the Shares in accordance herewith, the Underwriters will receive good, valid and marketable title to the Shares, free and clear of all liens, charges, security interests, encumbrances or claims. The certificates, if any, to be used to evidence the Shares will be in substantially the form filed as an exhibit to the Registration Statement and will, at the Closing Date and at each Option Closing Date, if any, be in proper form and comply in all material respects with all applicable legal requirements, the requirements of the Company’s articles of incorporation and bylaws and the requirements of the Exchange.

(n) Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or constitute a default or a Debt Repayment Triggering Event (as defined below) under: (i) any statute, law, rule, regulation, judgment, order or decree of any federal, state, local, municipal, foreign or other administrative, regulatory, governmental or quasigovernmental authority (each, a “Governmental Authority”); (ii) the articles or certificate of incorporation or bylaws (or charter and other organizational documents) of the Company or any of its subsidiaries; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company, any of its subsidiaries or any of its or their respective assets is subject or bound, except, with respect to clauses (i) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect or except as disclosed in the Time of Sale Prospectus and the Prospectus. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice, lapse of time or both would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(o) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange), or approval of the Company’s security holders, is required in connection with the issuance or sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) the registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance with Rule 462(b) under the Securities Act), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) such approvals as have been obtained in connection with the listing of the Shares on the Exchange or (iv) the approval by FINRA of the underwriting terms and arrangements.

(p) There are no actions, suits, claims, investigations, inquiries or proceedings (collectively, “Actions”) pending or, to the Company’s knowledge, threatened to which the Company, any of its subsidiaries or any of its or their respective directors or officers is or would be a party or of which any of its or their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange), other than such Actions that are accurately described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or such Actions that, if resolved adversely to the Company or any of its subsidiaries, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There are no Actions that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not so described. There are no statutes or regulations that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not so described.

(q) The Company and its subsidiaries are not and, immediately after giving effect to the Offering and the application of the proceeds thereof as described under the caption “Use of Proceeds” in the Prospectus, will not be required to register as an “investment company” (as defined in the Investment Company Act of 1940, as amended).

(r) The Company’s securities are not rated by any “nationally recognized statistical rating organization” (as defined in Rule 436(g)(2) under the Securities Act).

(s) Deloitte and Touche LLP, which has certified certain financial statements and supporting schedules of the Company, and Baker Tilly Virchow Krause, LLP, which has certified certain financial statements and supporting schedules of Defiance Metal Products Co., Inc. (“DMP”) , each included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are independent registered public accounting firms as required by the Securities Act and the applicable rules and regulations adopted by the Commission thereunder.

(t) The financial statements, together with the notes thereto, of the Company and its consolidated subsidiaries, and of DMP and its consolidated subsidiaries, included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, present fairly the financial position of the Company and DMP, respectively, and each of their consolidated subsidiaries at the dates indicated and the results of operations, cash flows and changes in stockholders’ equity of the Company and DMP, respectively, and each of their consolidated subsidiaries for the periods specified and have been prepared in compliance with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved. All pro forma financial statements or data included in the Registration Statement, the Time of Sale

Prospectus and the Prospectus comply with the requirements of the Securities Act and the Exchange Act, the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such pro forma financial statements and data. The other financial and statistical data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company and DMP, respectively, and each of their subsidiaries to which such data relate. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required. The Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or “variable interest entities”), that are not described in the Time of Sale Prospectus and the Prospectus. All disclosures contained in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(u) All statistical or market-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus has been made with a reasonable basis and in good faith.

(v) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i)(A) neither the Company nor any of its subsidiaries is in violation of, or has any liability under, any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, governmental body or court, relating to pollution, to the use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances (as defined below), to the protection or restoration of the environment or natural resources, to health and safety, including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”) that would, individually or in the aggregate, have a Material Adverse Effect, (B) to the Company’s knowledge, neither the Company nor any of its subsidiaries own, occupy, operate or use any real property contaminated with Hazardous Substances in amounts or concentrations which constitute a violation of applicable Environmental Laws, (C) neither the Company nor any of its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring pursuant to Environmental Laws of actual or suspected Hazardous Substances in the environment, (D) to the Company’s knowledge, neither the Company nor any of its subsidiaries is liable or allegedly liable pursuant to Environmental Laws for any release or threatened release of Hazardous Substances in violation of applicable Environmental Laws, including at any off-site treatment, storage or disposal site, (E) neither the Company nor any of its subsidiaries is subject to any pending, or to the Company’s knowledge threatened, claim by any governmental agency or governmental body or person arising under Environmental Laws or relating to Hazardous Substances and (F) the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their business, except in each case of (A) through (F) above, as would not or could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; (ii) to the knowledge of the Company and its subsidiaries, there are no facts or circumstances that would reasonably be expected to result in a violation of, liability under, or claim pursuant to any Environmental Law that would result in a Material Adverse Effect; and (iii) in the ordinary course of its business, the Company and its subsidiaries periodically evaluate the effect, including associated costs and liabilities, of Environmental Laws on the business, properties, results of operations and financial condition of the Company, and, on the basis of such evaluation, the Company and its subsidiaries have reasonably concluded that such Environmental Laws will not, individually or in the aggregate, result in a Material Adverse Effect. The term “Hazardous Substances” means (i) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and mold and (ii) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.

(w) Except as disclosed in the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company or any of its subsidiaries, on the one hand, and any person, on the other hand, granting such person the right to require the Company to (i) file a registration statement under the Securities Act with respect to any securities of the Company or (ii) include any securities of the Company with the Shares registered pursuant to the Registration Statement.

(x) In all material respects, there are no contracts or documents which are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

(y) Except as disclosed in the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid and enforceable claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the Offering.

(z) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i) there has not occurred any Material Adverse Effect or any development involving a prospective Material Adverse Effect; (ii) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iii) the Company and its subsidiaries have not sustained any material loss or material business interruption with its or their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (iv) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries; except in each case as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(aa) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case that is material to the business of the Company and its subsidiaries, in each case free and clear of all defects, liens, charges, security interests, encumbrances or claims, in each case except as described in the Time of Sale Prospectus and the Prospectus or except as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus and the Prospectus or as would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

(bb) Each of the Company and its subsidiaries owns or possesses, or can acquire on reasonable terms, all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by it or that is otherwise necessary for the conduct of, or material to, its respective businesses (collectively, the “Intellectual Property”), except as would not reasonably be expected to result in a Material Adverse Effect. The Company has not received any written notice and is otherwise unaware of any action, suit, proceeding or claim to the contrary or any challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of its subsidiaries, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim. Neither the Company nor any of its subsidiaries has infringed or is infringing the intellectual property of a third party except any such infringement that does not or could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received written notice of a claim by a third party to the contrary.

(cc) No material strike, work stoppage, slowdown or other labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus and the Prospectus, or, to the Company’s knowledge, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

(dd) Neither the Company nor any of its subsidiaries is in violation of any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder (collectively, “ERISA”), except for such violations as would not have a Material Adverse Effect. Each “employee benefit plan” (as defined under ERISA) for which the Company, its subsidiaries or its or their respective ERISA Affiliates (as defined below) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”), except for such non-compliance as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Code of which the Company or such subsidiary is a member. No Plan is, and none of the Company, its subsidiaries or any of its or their respective ERISA Affiliates has within the past six years sponsored, maintained, participated in, contributed to or had any obligation (contingent or otherwise) with respect to any (i) “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (ii) pension plan subject to Title IV or Part 3 of Title I of ERISA or Section 412 of the Code, (iii) “multiple employer plan” (within the meaning of Section 413(c) of the Code) or (D) multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA). None of the Company, its subsidiaries or any of its or their respective ERISA Affiliates has incurred or reasonably expects to incur any material liability under Section 412, 4971, 4975 or 4980B of the Code. No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred, excluding transactions effected pursuant to a statutory or administrative exemption. Each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification, except where such loss of qualification as would not or could not reasonably be expected to result in a material liability to the Company or any of its ERISA Affiliates. There is no pending audit or investigation by the U.S. Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company or any of its subsidiaries.

(ee) The Company and each of its subsidiaries are insured against such losses and risks and in such amounts as are adequate in the businesses in which they are engaged. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(ff) The Company and its subsidiaries possess, and are operating in material compliance with, all certificates, approvals, clearances, registrations, exemptions, licenses, authorizations and permits (each, a “Permit”) of the appropriate Governmental Authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(gg) Except as described in the Time of Sale Prospectus and the Prospectus, no subsidiary of the Company is subject to any material direct or indirect prohibition on the payment of dividends to the Company, on making any other distribution on such subsidiary’s capital stock, on repaying the Company for any loans or advances to such subsidiary from the Company or on transferring any of such subsidiary’s property or assets to the Company or to any other subsidiary of the Company.

(hh) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, so long as the Company has a class of securities registered under Section 12 of the Exchange Act, the Company and its officers and directors, in their capacities as such, will, solely to the extent applicable to the Company and the officers and directors of the Company, be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder. The Company has not, directly or indirectly, extended credit, arranged to extend credit or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any of its subsidiaries, or to or for any family member or affiliate of any of the foregoing.

(ii) The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) under the Exchange Act) that complies with the applicable requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, without limitation, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Time of Sale Prospectus and the Prospectus, the Company’s internal control over financial reporting is effective in performing the functions for which it was established, and the Company is not aware of any material weaknesses in its internal control over financial reporting. Except as disclosed in the Time of Sale Prospectus and the Prospectus, since the date of the latest audited financial statements in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(jj) The Company maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) under the Exchange Act) that comply with the applicable requirements of the Exchange Act and have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company’s disclosure controls and procedures are effective in performing the functions for which they were established.

(kk) Neither the Company nor any of its subsidiaries has sent or received any communication regarding the termination of, or the intention not to renew, any of the contracts or agreements referred to or described in the Time of Sale Prospectus or the Prospectus, or referred to, described in or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(ll) There are no business relationships or related-party transactions involving the Company, any of its subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus which have not been described as required.

(mm) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has no material lending or other relationship with any Underwriter (or any affiliate thereof) and does not intend to use any of the proceeds from the Offering to repay any outstanding debt to any Underwriter (or any affiliate thereof).

(nn) All federal, state, local and foreign tax returns required to be filed by the Company and its subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities, have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided or which if not paid would not, individually or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Time of Sale Prospectus and the Prospectus or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company, any of its subsidiaries or any of its or their respective properties or assets.

(oo) Neither the Company nor any of its subsidiaries nor any of their respective directors, officers or employees nor, to the Company’s knowledge, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

(pp) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(qq) Neither the Company nor any of its subsidiaries nor any of their respective directors, officers or employees nor, to the Company’s knowledge, any agent, affiliate or person associated with or acting on behalf of the Company or any of its subsidiaries, is currently the subject or the target of any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, the European Union, Her Majesty’s Treasury, the United Nations Security Council or any other relevant sanctions authority (collectively, “Sanctions”) or is located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Syria and Crimea). The Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, to fund or facilitate any activities of or business with any person, or in any country or territory, that at such time is the subject or the target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transactions contemplated hereby, whether as an underwriter, advisor, investor or otherwise) of Sanctions. The Company and its subsidiaries are not knowingly engaged in, and for the past five years have not knowingly engaged in, any dealings or transactions with any person, or in any country or territory, that at such time is or was the subject or the target of Sanctions.

(rr) Except as described in the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(ss) Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected, to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(tt) (i) To the knowledge of the Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company or its subsidiaries information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”); (ii) neither the Company nor its subsidiaries have been notified of, and have no knowledge of any event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; and (iii) the Company and its subsidiaries have implemented appropriate controls, policies, procedures and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(uu) Except as otherwise would not reasonably be expected to have a Material Adverse Effect, the buildings, structures and equipment owned by the Company and its subsidiaries are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use, ordinary wear and tear excepted), are adequate and suitable for their present uses and, in the case of buildings and other structures, are structurally sound.

(vv) (i) The Registration Statement, the Time of Sale Prospectus and the Prospectus comply, and any amendments or supplements (including wrappers) thereto will comply with any applicable laws or regulations of foreign jurisdictions in which the Time of Sale Prospectus or the Prospectus, as amended or supplemented, if applicable, are distributed in connection with the

Directed Share Program, and (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered. The Company has not offered, or caused the Directed Share Underwriter to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (x) a customer or supplier of the Company to alter its level or type of business with the Company, or (y) a trade journalist or publication to write or publish favorable information about the Company or its products.

2. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell [•] Firm Shares to the several Underwriters at a price of $[•] per share (the “Purchase Price”), and each Underwriter, upon the basis of the representations and warranties and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company, at the Purchase Price, the number of Firm Shares set forth opposite the name of such Underwriter set forth in Schedule I hereto.

Moreover, the Company hereby agrees to issue and sell up to [•] Additional Shares to the Underwriters at the Purchase Price, and the Underwriters, upon the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, shall have the right (but not the obligation) to purchase, severally and not jointly, at the Purchase Price, up to the total number of Additional Shares set forth opposite the name of such Underwriter set forth in Schedule I hereto. The Representatives may exercise this right to purchase Additional Shares on behalf of the Underwriters in whole or from time to time in part by giving written notice of such exercise not later than 30 days after the date hereof. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such Additional Shares are to be purchased. Each purchase date must be at least one business day after the date on which such written notice is given and may not be earlier than the Closing Date or later than ten business days after the date on which such written notice is given. On each day, if any, that Additional Shares are to be purchased (each, an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares to be purchased on the Closing Date.

3. Payment and Delivery. Payment for the Firm Shares to be sold by the Company shall be made to the Company in federal or other funds immediately available in Milwaukee, Wisconsin against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on [•], 2019, or at such other date and time, not later than [•], 2019, as shall be designated in writing by the Representatives (such date and time, the “Closing Date”).

Payment for any Additional Shares shall be made to the Company in federal or other funds immediately available in Milwaukee, Wisconsin against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on the date specified in the corresponding exercise notice described in Section 2 hereof or at such other date and time, not later than [•], 2019, as shall be designated in writing by the Representatives.

The Firm Shares and the Additional Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as applicable. The Firm Shares and the Additional Shares shall be delivered to the Representatives on the Closing Date or the Option Closing Date, as applicable, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor. Delivery of the Shares shall be made through the facilities of the Depository Trust Company (“DTC”) for the accounts of the Underwriters, unless the Representatives shall otherwise instruct. The certificates for the Shares, if any, will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than 12:00 p.m., Central Time, on the business day prior to the Closing Date or the Option Closing Date, as applicable.

4. Conditions to the Underwriters’ Obligations. The obligations of the Underwriters are subject to the condition that all representations and warranties of the Company contained herein are, at the date hereof, at the Closing Date and at each Option Closing Date, if any, true and correct, the condition that the Company has performed its obligations required to be performed hereunder prior to the Closing Date and the following further conditions:

(a) Subsequent to the execution and delivery hereof and prior to the Closing Date and each Option Closing Date, if any, there shall have not have occurred:

(i) any change, or any development involving a prospective change, in the assets, business, financial condition, management, operations, earnings or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that it is, in the reasonable judgment of the Representatives, impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as applicable, and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that (i) the representations and warranties of the Company set forth herein are true and correct at and as if made on the Closing Date or such Option Closing Date, as applicable, (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as applicable, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened, and (iv) as to such other matters as the Representatives may reasonably request. The delivery of such certificate shall constitute a representation and warranty of the Company as to the statements made therein.

(c) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any:

(i) an opinion of Foley & Lardner LLP, outside counsel for the Company, dated the Closing Date or such Option Closing Date, as applicable, in form and substance reasonably satisfactory to counsel for the Underwriters;

(ii) a negative assurance letter of Foley & Lardner LLP, outside counsel for the Company, dated the Closing Date or such Option Closing Date, as applicable, in form and substance reasonably satisfactory to counsel for the Underwriters;

(iii) an opinion and negative assurance letter of Latham & Watkins LLP, counsel for the Underwriters, dated the Closing Date or such Option Closing Date, as applicable, in form and substance satisfactory to the Underwriters.

(d) The Underwriters shall have received, on the date hereof, the Closing Date and each Option Closing Date, if any, a letter, dated the date hereof, the Closing Date or the Option Closing Date, as applicable, in form and substance satisfactory to the Underwriters, from each of Deloitte & Touche LLP and Baker Tilly Virchow Krause, LLP, independent public accountants, addressed to the Underwriters and copied to each member of the Board who signed the Registration Statement at any time, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(e) The Underwriters shall have received, on the date hereof, the Closing Date and each Option Closing Date, if any, a certificate, dated the date hereof, the Closing Date or the Option Closing Date, as applicable, of the Chief Financial Officer of the Company with respect to certain financial data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, providing “management comfort” with respect to such information, in form and substance satisfactory to the Underwriters.

(f) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(b) hereof, and any issuer free writing prospectus or other material required to be filed by the Company pursuant to Rule 433 under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act and in accordance with Section 5(b) hereof. If the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Eastern Time, on the date hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus or any issuer free writing prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to the satisfaction of the Representatives. No action shall have been taken, and no statute, rule, regulation, injunction, decree or order shall have been enacted, adopted or issued, by any Governmental Authority that would, at the Closing Date or at each Option Closing Date, as applicable, prevent the issuance or sale of the Shares.

(g) The Underwriters shall have received, on or prior to the date hereof, “lock-up” agreements between (i) the Representatives, on the one hand, and the directors and officers of the Company, on the other hand, each substantially in the form of Exhibit A hereto, and (ii) the Representatives, on the one hand, and the trustee of each of the Company’s Employee Stock

Ownership Plans (each, an “ESOP”), on the other hand, each substantially in the form set forth on Exhibit B hereto, relating to sales and certain other dispositions of shares of Common Stock and other securities of the Company, and such lock-up agreements shall be in full force and effect at the Closing Date and each Closing Date, if any.

(h) The Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

(i) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the terms and arrangements of the underwriting or the transactions contemplated hereby.

(j) On or after the Time of Sale there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NYSE MKT, LLC or the Nasdaq Global Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

(k) The obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on each Option Closing Date of such documents as the Representatives may reasonably request, including certificates of officers of the Company, legal opinions and an accountant’s comfort letter, and other matters related to the issuance of such Additional Shares.

5. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) The Company will furnish to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (including exhibits thereto). The Company will furnish to the Representatives, without charge, prior to 10:00 a.m., Central Time, on the business day next succeeding the date hereof and during the period referenced in Section 5(g) hereof, as many copies of the Registration Statement, the Time of Sale Prospectus and the Prospectus, and any amendments or supplements (including prospectus wrappers) to any of the foregoing, as the Representatives may reasonably request.

(b) The Company will cause to be prepared and delivered to the Underwriters, at its expense, within one business day from the date hereof, an “electronic Prospectus” to be used by the Underwriters in connection with the Offering. The term “electronic Prospectus” means a form of the Time of Sale Prospectus, and any amendment or supplement thereto, that (i) is encoded in an electronic format, reasonably satisfactory to the Representatives, including, but not limited to, portable document format, or PDF, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Shares and (ii) discloses the same information as the paper Time of

Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate.

(c) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company will (i) furnish to the Representatives a copy of each such proposed amendment or supplement, (ii) not file any such proposed amendment or supplement to which the Representatives shall reasonably object, (iii) file with the Commission, within the applicable period specified in Rule 424(b) under the Securities Act, the Prospectus required to be filed pursuant to such Rule and (iv) file any issuer free writing prospectus to the extent required by Rule 433 under the Securities Act.

(d) The Company will furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company, and will not use or refer to any proposed free writing prospectus to which the Representatives shall reasonably object.

(e) The Company will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(f) The Company will advise the Representatives promptly (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any amendment or supplement to the Prospectus, any issuer free writing prospectus or any Permitted Testing-the-Waters Communication has been filed or distributed, (iv) of any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information with respect thereto or (v) of any notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus, and if the Commission should enter such a stop order, the Company will use its best efforts to obtain the lifting or removal of such order as soon as possible.

(g) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition shall exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition shall exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company will forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, such amendments or supplements so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading, or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h) If, during such period after the time of filing the Prospectus as in the opinion of counsel for the Underwriters the Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company will forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters, to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealer upon request, such amendments or supplements so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(i) If, at or after the date hereof, it is necessary or appropriate for a post-effective amendment to the Registration Statement or a Rule 462 Registration Statement to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Rule 462 Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible. The Company will promptly advise the Representatives and, if requested by the Representatives, will confirm such advice in writing, (i) when such post-effective amendment or such Rule 462 Registration Statement has become effective and (ii) if Rule 430A or 430C under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(j) The Company will file in a timely manner all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares.

(k) The Company will promptly furnish such information or take such action as the Representatives may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such states and other jurisdictions (domestic or foreign) as the Representatives shall reasonably request, and will comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares). The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(l) The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(m) The Company will use its best efforts to cause the Shares to be listed on the Exchange and to maintain such listing.

(n) The Company will not, during the period beginning on the date hereof and ending 180 days after the date of the Prospectus, without the prior written consent of the Representatives, (i) issue, offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock, (ii) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) above or this clause (ii) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (iv) publicly disclose or announce an intention to effect any transaction specified in clause (i), (ii) or (iii) above. The restrictions contained in the preceding sentence shall not apply to (A) the Shares to be sold hereunder, (B) the grant of options to purchase shares of Common Stock or the grant of other equity-based awards pursuant to the Company’s equity-based compensation plans, under the terms of such plans in effect on the date hereof, that are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided that any such options are granted at fair market value, or the sale of shares of Common Stock to employees of the Company pursuant to the Company’s employee stock purchase plans that are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (or the filing of a registration statement on Form S-8 to register shares of Common Stock issuable under such plans), (C) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Representatives have been advised in writing or which was issued pursuant to a plan described in clause (B) above or (D) shares of Common Stock required to be issued to an ESOP pursuant to the terms of such ESOP as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(o) If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 4(g) hereof, substantially in form of Exhibit C hereto, for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit D hereto through a major news service at least two Business Days before the effective date of the release or waiver.

(p) The Company will prepare, if the Representatives so request, a final term sheet relating to the Offering, containing only information that describes the final terms of the Offering in a form consented to by the Representatives, and file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date on which the final terms have been established for the Offering.

(q) The Company will comply with Rules 433(d) (without reliance on Rule 164(b) under the Securities Act) and 433(g) under the Securities Act.

(r) The Company will not take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected, to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(s) The Company will not, at any time at or after the execution hereof, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any prospectus in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(t) The Company will apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(u) The Company will use its commercially reasonable efforts to cause the Securities to be eligible for clearance through DTC.

(v) The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the time when a prospectus relating to the Shares is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (ii) the expiration of the lock-up period described in Section 5(n) hereof.

(w) If at any time following the distribution of any Permitted Testing-the-Waters Communication, there occurred or occurs an event or development as a result of which such Permitted Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at such subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Permitted Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

6. Expenses. Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including, but not limited to: (a) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by or referred to by the Company, and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified; (b) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon; (c) the costs of printing or producing any securities or “blue sky” memorandum in connection with the Offering under the securities laws of the jurisdictions in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided in Section 5(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with a “blue sky” memorandum; (d) all filing fees and the reasonable fees and disbursements of counsel for the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA; (e) all fees and expenses in connection with the preparation and filing of a registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Exchange; (f) the costs of printing certificates representing the Shares; (g) the costs and charges of any transfer agent, registrar or depositary; (h) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Offering, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations (solely with respect to the fees and expenses of any such consultants, with the prior approval of the Company), travel, food and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (i) the document production charges and expenses associated with printing this Agreement; (j) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and the preparation of any prospectus wrappers or disclosures deemed advisable or necessary to comply with foreign securities laws; (k) all fees and disbursements of counsel for the Underwriters, and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program; and (l) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 6.

Except as expressly set forth herein, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on the resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

Notwithstanding the above, if the Offering is not consummated because any condition to the obligations of the Underwriters set forth in Section 4 hereof is not satisfied, because of any termination of this Agreement by the Underwriters pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any of its obligations or covenants hereunder or to comply with any provision hereof other than by reason of a default by any of the Underwriters, then the Company will reimburse the Underwriters (or such Underwriters as have so terminated this Agreement with respect to themselves), severally, through the Representatives, on demand, for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by such Underwriters in connection with this Agreement or in furtherance of the Offering.

7. Indemnity and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each director, officer, employee, agent and affiliate (within the meaning of Rule 405 under the Securities Act) of any Underwriter (collectively, the “Underwriter Entities”) from and against any and all losses, claims, damages and liabilities, including actions and other proceedings in respect thereof and including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim, action or other proceeding (any of the foregoing, a “Loss”), caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed or is required to file pursuant to Rule 433(d) under the Securities Act, any road show, any Written Testing-the-Waters Communication or the Prospectus, or any amendments or supplements (including prospectus wrappers) to any of the foregoing, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable under this Section 7(a) to the extent that such Losses are caused by, arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all Losses caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed or is required to file pursuant to Rule 433(d) under the Securities Act, any road show, any Written Testing-the-Waters Communication or the Prospectus, or any amendments or supplements (including prospectus wrappers) to any of the foregoing, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(c) In case any claim, action or other proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for (i) all Underwriter Entities or (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate law firm for the Underwriters and any control persons and affiliates of any Underwriters, such law firm shall be designated in writing by the Representatives. In the case of any such separate law firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, then the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of such request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement or objected in good faith to the indemnified party’s expense reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on Losses that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or is insufficient in respect of any Losses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party or parties, on the other hand, from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties, on the one hand, and of the indemnified party or parties, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the Offering shall be deemed to be in the same respective proportions as the net proceeds from the Offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate initial public offering price of the Shares. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several, and not joint, in proportion to the respective number of Shares they have purchased hereunder.

(e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d) hereof. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions set forth in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter Entity, the Company, any person controlling the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) or the Company’s directors or officers and (iii) the acceptance of and payment for any of the Shares.

8. Directed Share Program Indemnification.

(a) The Company agrees to indemnify and hold harmless each Underwriter Entity, which, for the purposes of this Section 8, shall include the Directed Share Underwriter, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Underwriter Entities.

(b) In case any proceeding (including any governmental investigation) shall be instituted involving any Underwriter Entity in respect of which indemnity may be sought pursuant to Section 8(a) hereof, the Underwriter Entity seeking indemnity shall promptly notify the Company in writing and the Company, upon request of the Underwriter Entity, shall retain counsel reasonably satisfactory to the Underwriter Entity to represent the Underwriter Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Underwriter Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to such proceeding (including any impleaded parties) include both the Company and the Underwriter Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Underwriter Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all of the Underwriter Entities. Any such separate firm for the Underwriter Entities shall be designated in writing by the Representatives. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Underwriter Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Underwriter Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Company of such request and (ii) the Company shall not have reimbursed the Underwriter Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of the Representatives, effect any settlement of any pending or threatened proceeding in respect of which any Underwriter Entity is or could have been a party and indemnity could have been sought hereunder by such Underwriter Entity, unless such settlement includes an unconditional release of the Underwriter Entities from all liability on claims that are the subject matter of such proceeding.

(c) To the extent the indemnification provided for in Section 8(a) hereof is unavailable to an Underwriter Entity or insufficient in respect of any Losses referred to therein, then the Company, in lieu of indemnifying the Underwriter Entity thereunder, shall contribute to the amount paid or payable by the Underwriter Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter Entities, on the other hand, from the offering of the Directed Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter Entities on the other hand in connection with any statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter Entities, on the other hand, in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Underwriter Entities for the Directed Shares, bear to the aggregate initial public offering price of the Directed Shares. If the Loss is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company, on the one hand, and the Underwriter Entities, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Underwriter Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company and the Underwriter Entities agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriter Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(c). The amount paid or payable by the Underwriter Entities as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Underwriter Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter Entity has otherwise been required to pay by reason of such statement or omission. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e) The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter Entity, the Company, any person controlling the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) or the Company’s directors or officers and (iii) the acceptance of and payment for any of the Directed Shares.

9. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery hereof and prior to the Closing Date: (a) there has been, since the time of the execution hereof or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business; (b) trading generally shall have been suspended or materially limited or minimum or maximum prices shall have been established, or maximum ranges for prices have been required, on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, LLC or the Nasdaq Global Market, or by order of the Commission, FINRA or any other governmental authority; (c) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market; (d) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred; (e) any moratorium or material limitation on commercial banking activities shall have been declared by Federal or state authorities; (f) there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war; or (g) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (f) or (g), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus (exclusive of any supplement thereto).

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

(a) If, on the Closing Date or an Option Closing Date, as applicable, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date (the “Defaulted Shares”), then the Representatives shall have right in their discretion to arrange for the purchase by one or more of the non-defaulting Underwriters, or any other Underwriters, of all but not less than all of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth. If within 36 hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Defaulted Shares, then the Company shall be entitled to a further period of 36 hours (which may be waived by the Company) within which to procure another party or other parties satisfactory to the Representatives to purchase the Defaulted Shares on such terms as are acceptable to the Company. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of the Defaulted Shares, or the Company notifies the Representatives that it has so arranged for the purchase of the Defaulted Shares, the Representatives or the Company shall have the right to postpone the Closing Date or Option Closing Date, as applicable, for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Prospectus, the Prospectus and in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Time of Sale Prospectus or the Prospectus which may thereby be made necessary. As used herein, the term “Underwriter” shall include any person substituted under this Section 10 with like effect as if such person had originally been a party hereto with respect to the Defaulted Shares.

(b) If, after giving effect to any arrangements for the purchase of Defaulted Shares by the Representatives or the Company as provided in Section 10(a) hereof, the aggregate number of Defaulted Shares that remains unpurchased does not exceed one-tenth of the aggregate number of the Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at the Closing Date or Option Closing Date, as applicable, and, in addition, to require each non-defaulting Underwriter to purchase, pro rata (based on the number of Shares which such Underwriter agreed to purchase hereunder) the Defaulted Shares for which such arrangements have not been made; provided, that nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of Defaulted Shares by the Representatives or the Company as provided above, the aggregate number of Defaulted Shares that remains unpurchased exceeds one-tenth of the aggregate number of the Shares to be purchased on the Closing Date or Option Closing Date, as applicable, or if the Company shall not exercise the right described in Section 10(b) hereof to require the non-defaulting Underwriters to purchase the Defaulted Shares, then this Agreement (or, with respect to an Option Closing Date, the obligations of the Underwriters to sell the Additional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnification and contribution agreements in Section 7 hereof; provided, that nothing herein shall relieve any defaulting Underwriter from liability for its default.

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Underwriters set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

12. Entire Agreement; No Advisory or Fiduciary Relationship.

(a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded hereby) that relate to the Offering, represents the entire agreement between the Company, on the one hand, and the Underwriters, on the other hand, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the Offering, and the purchase and sale of the Shares.

(b) The Company acknowledges that in connection with the Offering: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person; (ii) the Underwriters owe the Company only those duties and obligations set forth herein and in prior written agreements (to the extent not superseded hereby), if any; (iii) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the Offering, and the Company has consulted its legal, accounting, regulatory and tax advisors to the extent that he, she or it deemed appropriate; and (iv) the Underwriters may have interests that differ from those of the Company. The Company waives to the fullest extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the Offering.

13. Intended Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase. Nothing expressed or mentioned herein is intended or shall be construed to give any individual or entity, other than the Underwriters, the Company and their respective successors, and the controlling persons, affiliates, officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement is intended to be for the sole and exclusive benefit of the Underwriters, the Company and their respective successors and said controlling persons, affiliates, officers and directors and their heirs and legal representatives, and for the benefit of no one else.

14. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 14, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15. Partial Unenforceability. The invalidity or unenforceability of any Section, subsection, paragraph, clause or other provision hereof shall not affect the validity or enforceability of any other Section, subsection, paragraph, clause or other provision hereof. If any Section, subsection, paragraph, clause or other provision hereof is for any reason determined to be invalid or unenforceable, then there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make the remainder of this Agreement valid and enforceable.

16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

17. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

18. TRIAL BY JURY. THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SUBSIDIARIES, SHAREHOLDERS AND AFFILIATES) AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part hereof.

20. Notices. All communications hereunder shall be in writing or electronic transmission and effective only upon receipt and shall be delivered, mailed or sent to the parties as follows:

(a) If to the Underwriters, to:

Robert W. Baird & Co. Incorporated

Attention: Syndicate Department

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Fax: (414) 298-7474

Email:

with a copy to:

Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attn: Legal Department

Fax: (414) 298-7800

Email:

and to:

Citigroup Global Markets Inc.

Attn: General Counsel

388 Greenwich Street

New York, New York 10013

Fax: (646) 291-1469

Email:

and to:

Jefferies LLC

Attn: General Counsel

520 Madison Avenue

New York, New York 10022

Fax: (646) 619-4437

Email:

(b) If to the Company, to:

Mayville Engineering Company, Inc.

Attn: Robert D. Kamphuis

715 South Street

Mayville, Wisconsin 53050

Fax: (920) 387-2682

Email: robert.kamphuis@mecinc.com

with a copy to:

Foley & Lardner LLP

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attn: Russell E. Ryba

Fax: (414) 297-4900

Email: RRyba@foley.com

[Signature page follows]

Very truly yours,

MAYVILLE ENGINEERING COMPANY, INC.

By:
Name:
Title:

Accepted as of the date hereof

ROBERT W. BAIRD & CO. INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

JEFFERIES LLC

Acting severally on behalf of themselves and the

several Underwriters named in Schedule I hereto

By:	Robert W. Baird & Co. Incorporated

By:
Name:
Title:

By:	Citigroup Global Markets Inc.

By:
Name:
Title:

By:	Jefferies LLC

By:
Name:
Title:

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased	Number of Additional Shares To Be Purchased
Robert W. Baird & Co. Incorporated	[•]	[•]
Citigroup Global Markets Inc.	[•]	[•]
Jefferies LLC	[•]	[•]
UBS Securities LLC	[•]	[•]
William Blair & Company, L.L.C.	[•]	[•]
Total:	[•]	[•]

SCHEDULE II

Time of Sale Prospectus

1.	Preliminary Prospectus, dated [•], 2019.

2.	Permitted free writing prospectuses filed by the Company under Rule 433(d) under the Securities Act.

3.	Bona fide electronic road show.

4.	Pricing information:

Number of Firm Shares to be Sold by the Company: [•];

Number of Additional Shares Subject to Option: [•]; and

Initial Price to the Public: $[•] per share.

EXHIBIT A

FORM OF DIRECTOR AND OFFICER LOCK-UP LETTER

[ • ], 2019

ROBERT W. BAIRD & CO. INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

JEFFERIES LLC

As Representatives of the Several Underwriters

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

The undersigned understands that Robert W. Baird & Co. Incorporated, Citigroup Global Markets Inc. and Jefferies LLC, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”), on behalf of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), with Mayville Engineering Company, Inc., a Wisconsin corporation (the “Company”), providing for the public offering (the “Offering”) of the Company’s common stock, no par value per share (“Common Stock”), pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”).

To induce the Underwriters to continue their efforts in connection with the Offering, the undersigned hereby agrees that, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Offering (the “Restricted Period”), the undersigned shall not, without the prior written consent of the Representatives: (1) directly or indirectly offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, or establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (each within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to, any shares of Common Stock, any options or warrants to purchase Common Stock or any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock, whether now owned or hereafter acquired; (2) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) file or approve the filing of any registration statement with the SEC relating to the offering of any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or make any demand for or exercise any right with respect to the registration of any Common Stock or the filing of any registration statement with respect thereto; or (4) publicly disclose or announce an intention to effect any transaction specified in clause (1), (2) or (3). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer by the undersigned of Common Stock other than in compliance with this lock-up agreement (this “Agreement”).

The foregoing restrictions shall not apply to: (a) sales of Common Stock in the Offering; (b) transfers of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock as bona fide gifts; (c) transfers of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock by will or estate or intestate succession to the undersigned’s immediate family, or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family; (d) transfers or distributions of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to limited partners, members, subsidiaries, stockholders or affiliates of the undersigned, to the extent the undersigned is a partnership, limited liability company or corporation; (e) transfers of Common Stock by operation of law, such as required by a divorce settlement; or (f) the approval of the filing of one or more registration statements on Form S-8 under the Securities Act of 1933, as amended. In the case of any transfer or distribution pursuant to clauses (b), (c), (d) or (e): (i) each donee, heir, legatee, trustee, distributee, transferee or recipient shall sign and deliver an agreement substantially in the form of this Agreement for the balance of the Restricted Period; (ii) such transfer shall not involve a transfer for value; and (iii) no public announcement or filing under the Exchange Act shall be required or voluntarily made during the Restricted Period.

The undersigned understands that, if the undersigned is a director or officer of the Company: (1) this Agreement shall be applicable to any Company-directed shares that the undersigned may purchase in the Offering; (2) the Representatives shall notify the Company at least three business days before the effective date of any release or waiver of the restrictions contained herein; (3) the Company shall promptly announce such impending release or waiver by a press release through a major news service; and (4) such release or waiver shall only be effective two business days after the publication date of such press release.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that, upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Agreement. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that the Company and the Underwriters are relying upon this Agreement in proceeding toward consummation of the Offering. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which remain subject to negotiation between the Company and the Underwriters.

This Agreement shall terminate and be of no further force and effect if: (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering; (ii) the Representatives notify the Company in writing that they do not intend to proceed with the Offering; (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder; or (iv) the Offering is not completed on or before September 30, 2019.

[Signature Page Follows.]

Very truly yours,

(Signature)

(Name)

(Address)

[Signature Page to Lock-Up Agreement]

EXHIBIT B

FORM OF ESOP TRUSTEE LOCK-UP LETTER

[ • ], 2019

ROBERT W. BAIRD & CO. INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

JEFFERIES LLC

As Representatives of the Several Underwriters

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

Re: Mayville Engineering Company, Inc. Employee Stock Ownership Plan and Mayville Engineering Company, Inc. Employee Stock Ownership Plan for Safe Harbor Shares (collectively, the “ESOP”)

Ladies and Gentlemen:

The undersigned understands that Robert W. Baird & Co. Incorporated, Citigroup Global Markets Inc. and Jefferies LLC, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”), on behalf of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), with Mayville Engineering Company, Inc., a Wisconsin corporation (the “Company”), providing for the public offering (the “Offering”) of the Company’s common stock, no par value per share (“Common Stock”), pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”).

To induce the Underwriters to continue their efforts in connection with the Offering, the undersigned hereby agrees that, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Offering (the “Restricted Period”), the undersigned shall not, without the prior written consent of the Representatives: (1) directly or indirectly offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, or establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (each within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to, any shares of Common Stock, any options or warrants to purchase Common Stock or any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock, whether now owned or hereafter acquired; (2) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) file or approve the filing of any registration statement with the SEC relating to the offering of any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or make any demand for or exercise any right with respect to the registration of any Common Stock or the filing of any registration statement with respect thereto; or (4) publicly disclose or announce an intention to effect any transaction specified in clause (1), (2) or (3). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer by the undersigned of Common Stock other than in compliance with this lock-up agreement (this “Agreement”).

The foregoing restrictions shall not apply in connection with the transfer of the undersigned’s shares of Common Stock: (1) in a bona fide third party tender offer, merger, stock purchase, consolidation or similar transaction that, if consummated would result in a third party possessing a majority of the voting power of the Company’s equity securities or (2) if such transfer is, in the reasonable discretion of the undersigned, necessary to fulfil the undersigned’s fiduciary duties with respect to the ESOP under the Employee Retirement Income Security Act of 1974, as amended.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that, upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Agreement. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s legal representatives, successors and assigns.

The undersigned understands that the Company and the Underwriters are relying upon this Agreement in proceeding toward consummation of the Offering. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which remain subject to negotiation between the Company and the Underwriters.

This Agreement shall terminate and be of no further force and effect if: (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering; (ii) the Representatives notify the Company in writing that they do not intend to proceed with the Offering; (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder; or (iv) the Offering is not completed on or before June 30, 2019. The Company shall provide the undersigned with notice within five days of the termination of this Agreement.

[Signature Page Follows.]

Very truly yours,

GreatBanc Trust Company, solely in its capacity as Trustee of the Trusts formed under the Mayville Engineering Company, Inc. Employee Stock Ownership Plan and the Mayville Engineering Company, Inc. Employee Stock Ownership Plan for Safe Harbor Shares

Authorized Signature(Name)

Title

EXHIBIT C

FORM OF LOCK-UP WAIVER

Mayville Engineering Company, Inc.

[ • ], 20

[name and address of officer or director requesting waiver]

Dear Mr./Ms. [insert name]:

This letter is being delivered to you in connection with the offering by Mayville Engineering Company, Inc. (the “Company”) of [ • ] shares of common stock, no par value per share (the “Common Stock”), of the Company and the lock-up letter dated [ • ], 20__ (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [ • ], 20__, with respect to [ • ] shares of Common Stock (the “Shares”).

Robert W. Baird & Co. Incorporated, Citigroup Global Markets Inc. and Jefferies LLC hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective [ • ], 20__; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly,

Robert W. Baird & Co. Incorporated

By:
Name:
Title:

Citigroup Global Markets Inc.

By:
Name:
Title:

Jefferies LLC

By:
Name:
Title:

cc: Mayville Engineering Company, Inc.

EXHIBIT D

FORM OF PRESS RELEASE

Mayville Engineering Company, Inc.

[ • ], 20

Mayville Engineering Company, Inc. (the “Company”) announced today that Robert W. Baird & Co. Incorporated, Citigroup Global Markets Inc. and Jefferies LLC, the lead book-running managers in the Company’s recent public sale of [•] shares of common stock, is [waiving] [releasing] a lock-up restriction with respect to [•] shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [insert date], 20__, and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.